                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  APRIL 5, 1999


                           CLARK/BARDES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE               000-24769            52-2103926
           (State or other          (Commission          (IRS employer
           jurisdiction of         file number)       identification no.)
          incorporation or
            organization)

                       2121 SAN JACINTO STREET, SUITE 2200
                            DALLAS, TEXAS 75201-7906
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 871-8717

         On April 20, 1999, Clark/Bardes Holdings, Inc., a Delaware Corporation filed with the SEC a Current Report on Form 8-K reporting, among other things, its acquisition of Phynque, Inc., d/b/a Management Compensation Group/Healthcare, a Minnesota Corporation ("MCG/Healthcare") on April 5, 1999. Clark/Bardes Holdings, Inc. indicated in such report that it would file certain financial information by amendment, as permitted under Form 8-K, Item 7. The purpose of this amendment is to include such financial information.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED

                           The Independent Auditor's Report dated February 18, 1999 (except for certain information dated April 6, 1999) and the following audited financial statements of Phynque, Inc., d/b/a MCG/Healthcare are included herein:

                           (i)      Independent Auditor's Report;

                           (ii)     Balance Sheets as of September 30, 1998 and
                                    1997;

                           (iii) Statements of Income for the years ended September 30, 1998, 1997 and 1996;

                           (iv) Statements of Changes in Stockholders' Equity for the years ended September 30, 1998, 1997 and 1996; and

                           (v) Statements of Cash Flows for the years ended September 30, 1998, 1997 and 1996.

                           The following unaudited financial statements of Phynque, Inc., d/b/a MCG/Healthcare are included herein:

                           (i)      Balance Sheets as of March 31, 1999 and
                                    1998; and

                           (ii) Statements of Income for the three months ended March 31, 1999 and 1998.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           The following unaudited pro forma financial statements of the Company are included herein:

                           (i) Unaudited Pro Forma Balance Sheets as of March 31, 1999 and December 31, 1998; and

                           (ii) Unaudited Pro Forma Income Statements for the quarters ended March 31, 1999 and December 31, 1998.

                  (c)      EXHIBITS

                           The following Exhibits are filed herewith:

                           23.1     Consent of Independent Auditors.

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors and Stockholders
Phynque, Inc.
         d/b/a Management Compensation Group/Healthcare
Minneapolis, Minnesota


We have audited the accompanying balance sheets of PHYNQUE, INC., d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE, as of September 30, 1998 and 1997, and the related statements of income, changes in stockholders' equity, and cash flows for each of the three years in the period ended September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PHYNQUE, INC., d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE, as of September 30, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1998, in conformity with generally accepted accounting principles.




                                             LURIE, BESIKOF, LAPIDUS & CO., LLP

Minneapolis, Minnesota
February 18, 1999, except for the information captioned "Sale of Company" in Note 16, as to which the date is April 6, 1999

                                     - 2 -
                                 PHYNQUE, INC.

                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE
                                 BALANCE SHEETS

                          September 30, 1998 and 1997

                                     ASSETS
                                                                                             1998                1997
                                                                                         -------------       ------------
                                                                                                               (Restated)
CURRENT ASSETS
    Cash and cash equivalents                                                            $      96,748       $    176,001
    Investment in securities                                                                   122,820               --
    Receivables:
       Commissions                                                                           2,771,585          1,479,104
       Bonuses                                                                               2,087,692            967,568
       Accounts (net of allowance for doubtful accounts
          of $60,000 and $68,000)                                                            1,308,418          1,488,967
       Employee stockholders/officers                                                        1,409,403          1,046,666
    Other prepayments and advances                                                             307,861            128,062
                                                                                         -------------       ------------
       TOTAL CURRENT ASSETS                                                                  8,104,527          5,286,368
                                                                                         -------------       ------------
PROPERTY AND EQUIPMENT                                                                       1,863,353          1,573,101
                                                                                         -------------       ------------
OTHER ASSETS
    Artwork investment                                                                       1,454,930          1,419,393
    Officers' split dollar receivable                                                          135,053            113,625
    Other                                                                                       26,134             16,224
                                                                                         -------------       ------------
                                                                                             1,616,117          1,549,242
                                                                                         -------------       ------------
                                                                                         $  11,583,997       $  8,408,711
                                                                                         =============       ============

                                       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Line of credit borrowings                                                            $        --         $  1,550,000
    Current maturities of long-term debt                                                       840,000            819,372
    Accounts payable                                                                           135,841            179,245
    Accrued expenses                                                                         1,281,376            755,480
    Commissions and bonuses payable                                                          1,730,617            276,993
    Current maturities of deferred compensation                                              2,843,111            626,200
                                                                                         -------------       ------------
       TOTAL CURRENT LIABILITIES                                                             6,830,945          4,207,290
                                                                                         -------------       ------------
OTHER LIABILITIES, net of current maturities
    Long-term debt                                                                           3,022,861          1,603,233
    Deferred compensation                                                                      126,027          2,807,020
                                                                                         -------------       ------------
                                                                                             3,148,888          4,410,253
                                                                                         -------------       ------------
COMMITMENTS AND CONTINGENCIES                                                                    --                  --
STOCKHOLDERS' EQUITY (DEFICIT)
    Common stock - par value $1 per share; 25,000 shares authorized; shares
       issued and outstanding - 1,146 and 1,173                                                  1,146              1,173
    Additional paid-in capital                                                                  54,917             57,590
    Retained earnings (deficit)                                                              1,548,101           (267,595)
                                                                                         -------------       ------------
                                                                                             1,604,164           (208,832)
                                                                                         -------------       ------------
                                                                                         $  11,583,997       $  8,408,711
                                                                                         =============       ============

See notes to financial statements.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                              STATEMENTS OF INCOME
                 Years Ended September 30, 1998, 1997 and 1996



                                                                         1998                 1997              1996
                                                                     -------------       -------------      -------------
                                                                                           (Restated)         (Restated)

REVENUES
    Commissions                                                      $  21,296,945       $  17,325,120      $  17,946,729
    Consulting fees                                                      4,702,614           4,614,122          3,488,833
                                                                     -------------       -------------      -------------
                                                                        25,999,559          21,939,242         21,435,562
                                                                     -------------       -------------      -------------

OPERATING EXPENSES
    Salaries and bonuses                                                11,627,051          10,354,913         10,266,113
    General and administrative                                           8,181,014           7,639,050          7,037,360
    Interest                                                               644,674             564,845            476,996
                                                                     -------------       -------------      -------------
                                                                        20,452,739          18,558,808         17,780,469
                                                                     -------------       -------------      -------------

OPERATING INCOME                                                         5,546,820           3,380,434          3,655,093

STOCKHOLDER MARKETING BONUSES                                            3,731,124           3,001,485          3,192,131
                                                                     -------------       -------------      -------------

NET INCOME                                                           $   1,815,696       $     378,949      $     462,962
                                                                     =============       =============      =============





See notes to financial statements.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 Years Ended September 30, 1998, 1997 and 1996


                                                  Common Stock
                                                ----------------   Additional    Retained
                                                Shares      Par     Paid-In      Earnings
                                                Issued     Value    Capital     (Deficit)         Total
                                                ------    ------   ----------   ----------      ----------

BALANCE, September 30, 1995,
    as restated                                 1,039     $1,039    $39,496    $(1,104,678)    $(1,064,143)

    Stock issued                                  154        154     15,246           --            15,400

    Stock retired                                (142)      (142)   (11,644)        (2,414)        (14,200)

    Net income (restated)                        --         --         --          462,962         462,962
                                                -----     ------    -------     ----------      ----------


BALANCE - September 30, 1996,
    as restated                                 1,051      1,051     43,098       (644,130)       (599,981)

    Stock issued                                  147        147     14,553           --            14,700

    Stock retired                                 (25)       (25)       (61)        (2,414)         (2,500)

    Net income (restated)                        --         --         --          378,949         378,949
                                                -----     ------    -------     ----------      ----------


BALANCE - September 30, 1997,
    as restated                                 1,173      1,173     57,590       (267,595)       (208,832)

    Stock retired                                 (27)       (27)    (2,673)          --            (2,700)

    Net income                                   --         --         --        1,815,696       1,815,696
                                                -----     ------    -------     ----------      ----------

BALANCE - September 30, 1998                    1,146     $1,146    $54,917    $ 1,548,101     $ 1,604,164
                                                =====     ======    =======    ===========     ===========





See notes to financial statements.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                            STATEMENTS OF CASH FLOWS
                 Years Ended September 30, 1998, 1997 and 1996



                                                                               1998            1997            1996
                                                                           -----------     -----------     -----------
                                                                                            (Restated)      (Restated)
OPERATING ACTIVITIES
    Net income                                                             $ 1,815,696     $   378,949     $   462,962
    Adjustments to reconcile net income
     to net cash provided (used) by operating
     activities:
       Depreciation                                                            480,192         473,701         441,042
       Changes in operating assets and liabilities:
          Receivables                                                       (2,232,056)      1,031,878      (1,680,131)
          Accounts payable and accrued expenses                                482,492         398,766        (107,262)
          Commissions and bonuses payable                                    1,453,624      (1,375,366)        226,743
          Deferred compensation                                               (464,082)       (165,525)        242,641
          Other                                                               (211,137)        (32,390)        107,820
                                                                           -----------     -----------     -----------
             Net cash provided (used) by operating activities                1,324,729         710,013        (306,185)
                                                                           -----------     -----------     -----------

INVESTING ACTIVITIES
    Purchase of investment securities                                         (122,820)           --              --
    Net advances to stockholders/officers                                     (368,565)       (726,104)       (829,954)
    Purchases of property and equipment                                       (770,444)       (149,788)       (561,915)
    Purchases of artwork                                                       (29,709)        (29,925)        (12,974)
    Proceeds from officers' split dollar receivable                               --              --            64,025
                                                                           -----------     -----------     -----------
             Net cash used by investing activities                          (1,291,538)       (905,817)     (1,340,818)
                                                                           -----------     -----------     -----------

FINANCING ACTIVITIES
    Net proceeds from (payments on) line of credit borrowings               (1,550,000)        650,000         900,000
    Proceeds from long-term debt                                             2,259,628         334,198       1,175,996
    Payments on long-term debt                                                (819,372)       (655,754)       (674,727)
    Proceeds from stock issued                                                    --            14,700          15,400
    Payments for stock retired                                                  (2,700)         (2,500)        (14,200)
                                                                           -----------     -----------     -----------
             Net cash provided (used) by financing activities                 (112,444)        340,644       1,402,469
                                                                           -----------     -----------     -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                           (79,253)        144,840        (244,534)

CASH AND CASH EQUIVALENTS
    Beginning of year                                                          176,001          31,161         275,695
                                                                           -----------     -----------     -----------
    End of year                                                            $    96,748     $   176,001     $    31,161
                                                                           ===========     ===========     ===========





See notes to financial statements.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE
                         NOTES TO FINANCIAL STATEMENTS

 1.    The Company and Summary of Significant Accounting Policies -

       The Company

       Phynque, Inc., d/b/a Management Compensation Group/Healthcare, designs and implements deferred compensation programs and insurance coverage, and provides consulting and administrative services throughout the United States. The Company's primary clients include healthcare providers such as hospitals and medical clinics.

       Use of Estimates

       The preparation of these financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements and accompanying notes. Actual results could differ from these estimates. Significant management estimates relate to bonuses receivable on first year commissions.

       Cash Equivalents

       All highly liquid investments purchased with original maturities of three months or less are considered cash equivalents.

       Credit Risk

       Significant concentrations of credit risk exist in cash and cash equivalents, investments (held by a limited number of financial institutions) and receivables which, although due from entities dispersed across different geographic regions, are concentrated in the health care and life insurance industries.

       Financial Instruments

       The carrying values of cash and cash equivalents, investments, receivables, line of credit borrowings, accounts payable, commissions and bonuses payable, and other financial instruments approximate their fair values principally because of their short-term nature. The carrying value of long-term debt does not differ significantly from its fair value. It is not practicable to determine the fair value of stockholders/officers advances receivable as the relationship of the parties to the Company influences the terms, and similar instruments are not generally available.

       Property and Equipment

       Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, generally 5 to 12 years.

       Artwork

       Artwork, which is held for investment purposes, is carried at the lower of cost or market value. No depreciation is provided.

       (continued)

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



 1.    The Company and Summary of Significant Accounting Policies - (continued)

       Revenue Recognition

       First year insurance commission and bonus revenue is recognized at the time the insured party is contractually committed to purchase the policy. Renewal commissions are recognized when the policy premium is due. Cancellations and other adjustments, which are deemed to be immaterial, are recognized in the year the cancellation or adjustment is determined.

       Fixed price consulting contracts generally last six months, and revenues are recognized as amounts are billed. Management believes that overall this method recognizes revenues as earned and also matches revenues with expenses.

       Advertising Costs

       Advertising costs are expensed when incurred and totalled $43,839, $29,985, and $40,315 for the years ended September 30, 1998, 1997 and 1996, respectively.

       Income Taxes

       No income tax provision is included in these financial statements as the Company elected to be taxed as an S corporation under the provisions of the Internal Revenue Code and applicable state regulations.

       Recent Accounting Pronouncements

       The Financial Accounting Standards Board has issued Statements of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), No. 131, "Disclosures about Segments of an Enterprise and Related Information" (SFAS 131), No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (SFAS 132), and No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS
       133). SFAS 130 establishes standards for reporting and display of comprehensive income and components in financial statements. SFAS 131 establishes standards for public enterprises to report operating segment information. SFAS 132 revised disclosure standards about pension and other post retirement plans. SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. All are effective for years beginning after December 15, 1997, except SFAS 133 which is effective for years beginning after June 15, 1999. Management believes that implementation of these Statements will not have a material effect on the financial statements.


 2.    Investment in Securities -

       Investments in securities are accounted for as available-for-sale securities and consist of mutual funds. Cost of the funds approximates market value. The securities are restricted for deferred compensations benefits.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



 3.    Employee Stockholders/Officers Receivables -

       The receivables are unsecured and bear annual interest at 5.63% and 5.95% for September 30, 1998 and 1997, respectively. Interest earned on these advances was $26,785, $33,520 and $17,222 for the years ended September 30, 1998, 1997 and 1996, respectively.


 4.    Property and Equipment -

       Property and equipment consists of the following;

                                                             1998          1997
                                                       ----------    ----------
          Leasehold improvements                       $1,127,012    $1,119,735
          Furniture, fixtures, and equipment            2,684,914     2,520,490
          Software                                        621,911        29,694
                                                       ----------    ----------
                                                        4,433,837     3,669,919
          Less accumulated depreciation                 2,570,484     2,096,818
                                                       ----------    ----------
                                                       $1,863,353    $1,573,101
                                                       ==========    ==========


 5.    Line of Credit -

       The Company has a $2,500,000 bank line of credit, expiring July 1, 1999, with interest at the prime rate (8.25% and 8.50% at September 30, 1998 and 1997, respectively) plus .50% and collateralized by receivables and stockholder guarantees. Interest only payments are required monthly.

       The maximum amount borrowed under the line of credit was $1,300,000, $1,550,000 and $1,000,000, respectively, during the years ended September 30, 1998, 1997 and 1996; the average borrowings were $608,330, $545,830 and $220,140, respectively; and the weighted average borrowings interest rates were 9.00%, 9.09% and 9.25%, respectively.


 6.    Accrued Expenses -

       Accrued expenses consist of the following:

                                                               1998        1997
                                                         ----------    --------
          Pension and profit sharing contributions       $  530,995    $235,286
          Compensation                                      441,242     315,704
          Other                                             309,139     204,490
                                                         ----------    --------
                                                         $1,281,376    $755,480
                                                         ==========    ========

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



 7.    Long-Term Debt -

       Long-term debt consists of the following:

                                                                    Interest
                               Description                            Rate                1998                1997
          -----------------------------------------------------  --------------       ------------       -------------
          Insurance company, payable in monthly                       Prime           $  2,870,000       $   1,614,583
          installments of $70,000 plus interest with                plus .50%
          final payment of $1,050,000 due December
          2000, collateralized by commissions and
          bonuses receivable from insurance company

          Insurance company, payable in seven equal                  Variable              992,861             774,900
          annual installments beginning in 2002,                     between
          unsecured                                                 7.50% and
                                                                      8.50%

          Lessor, retired in 1998                                     7.50%                   --                33,122
                                                                                      ------------       -------------
                                                                                         3,862,861           2,422,605
          Less current maturities                                                          840,000             819,372
                                                                                      ------------       -------------
                                                                                      $  3,022,861       $   1,603,233
                                                                                      ============       =============

       Future maturities are as follows:

                                               Year Ending
                                              September 30,             Amount
                                              -------------        ------------
                                                  1999             $    840,000
                                                  2000                  840,000
                                                  2001                1,190,000
                                                  2002                  141,837
                                                  2003                  141,837
                                               Thereafter               709,187
                                                                   ------------
                                                                   $  3,862,861
                                                                   ============

 8.    Operating Leases -

       The Company leases facilities under agreements expiring January 2003. The Company also leases residential property from a partnership controlled by a stockholder at a monthly rental of $9,000 through April 1999. In addition, the Company leases furniture, equipment and automobiles under agreements expiring through 2002.

       (continued)

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



 8.    Operating Leases - (continued)

       Approximate future minimum lease commitments, including estimated operating costs, are as follows:

                         Year Ending
                        September 30,            Amount
                        -------------        ------------
                            1999             $  1,513,000
                            2000                1,472,000
                            2001                1,383,500
                            2002                1,286,500
                            2003                  839,500
                                             ------------
                                             $  6,494,500
                                             ============

       Rent expense was $1,629,115, $1,308,398 and $1,073,438 for the years ended September 30, 1998, 1997 and 1996, respectively.


 9.    Deferred Compensation Plan -

       The unfunded deferred compensation plan provides retirement benefits to certain key retired and current executives. Benefits are accrued over the period of employment and are payable in 120 equal monthly installments following termination of employment. Interest is imputed at 8%.

       The Plan requires benefits due retired employee stockholders/officers to be paid before any sale of the Company (Note 16). Accordingly, current maturities of deferred compensation at September 30, 1998, includes the entire deferred compensation liability due retired employee stockholders/officers with the remaining balance due starting in 2002.


10.    Benefit Plans -

       The defined contribution pension plan covers all full-time employees who have completed one year of service. Plan contributions equal 5.5% of the first $160,000 of each participant's compensation plus 5.5% of compensation exceeding the social security wage base to $160,000. Pension expense was $514,032, $542,952 and $449,152 for the years ended September 30, 1998, 1997 and 1996, respectively.

       The profit-sharing plan covers all full-time employees who have completed one year of service. Contributions are determined annually by the Board of Directors. The 401(k) incentive savings plan includes all full-time employees. The Company contributes 100% of each employee's contribution up to a maximum of 3% of compensation. Profit sharing and 401(k) incentive savings plans contributions were $271,252, $237,023 and $222,807 for the years ended September 30, 1998, 1997 and 1996, respectively.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



11.    Cash Flow Information -

                                                                                1998            1997           1996
                                                                           -----------     -----------     -----------
       Supplemental disclosure of cash flow information
          Interest paid                                                    $   587,808     $   531,631     $   474,496

       Supplemental disclosure of noncash operating, investing, and financing activities
          Artwork purchased from an employee
          stockholder/officer applied to advances receivable               $     5,828     $   258,893     $      --

          Cash value of life insurance used to reduce
          accrued expenses payable to an employee
          stockholder/officer                                              $       --      $       --      $    82,344

          Accrued expenses payable to an employee
          stockholder/officer applied to advances
          receivable                                                       $       --      $       --      $    84,281


12.    Contingency -

       At September 30, 1998, the Company pledged insurance commissions receivable of $221,255 as collateral for a bank line of credit to a stockholder.


13.    Related Party Transactions -

       Balances and transactions with employee stockholders/officers or entities controlled by employee stockholders/officers are as follows:

                                                                                  Year Ended September 30,
                                                                        ----------------------------------------------
                                                                           1998              1997              1996
                                                                        ----------       -----------       -----------
             Commissions and bonuses payable to
                employee stockholders/officers                          $  487,798       $   276,993       $   530,814
             Interest income                                                26,785            33,520            17,222
             Rental income - artwork                                        43,241            43,792            36,253
             Rent expense                                                  195,597           181,800           137,601
             Artwork purchased                                               5,828           258,894              --

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



14.    Significant Insurance Commission and Bonus Revenue -

       Insurance commission and bonus revenues represents approximately 75% of total revenues. Approximate percentages of insurance commission and bonus revenues from product sales by four major insurance providers are as follows:

                Provider                    1998         1997         1996
                --------                    ----         ----         ----
                    A                        46%          45%          33%
                    B                        18           20           26
                    C                        11           11           15
                    D                        11            9           12


15.    Restatement of Prior Financial Statements -

       The accompanying financial statements for the years ended September 30, 1997 and 1996, previously unaudited, were restated to adjust previously recorded insurance commissions and bonuses receivable and previously unrecorded deferred compensation benefits due certain retired stockholders/officers and a nonstockholder/officer. The effects of these adjustments on beginning retained earnings are as follows:

                                                                        September 30,
                                                     ----------------------------------------------------
                                                          1997              1996                1995
                                                     -------------      ------------       --------------
          As previously reported                     $  3,646,867       $  3,639,281       $   2,757,430
          Adjustments:
             Year end insurance commissions
             and bonuses receivable                      (481,242)          (684,667)           (506,005)
             Deferred compensation benefits            (3,433,220)        (3,598,744)         (3,356,103)
                                                     ------------       ------------       -------------
          As restated                                $   (267,595)      $   (644,130)      $  (1,104,678)
                                                     ============       ============       =============


       These adjustments increased fiscal 1997 net income by $368,949 and decreased fiscal 1996 net income by $421,303.

       Certain reclassifications were also made to the 1997 and 1996 financial statements to make them comparable with 1998.

                                 PHYNQUE, INC.
                 d/b/a MANAGEMENT COMPENSATION GROUP/HEALTHCARE

                         NOTES TO FINANCIAL STATEMENTS



16.    Subsequent Events -

       Retroactive Termination of Certain Deferred Compensation Benefits

       On November 1, 1998, the Company retroactively terminated deferred compensation benefits for all current stockholders/officers. Accordingly, any benefits previously due to current stockholders/officers are not reflected in these financial statements. Benefits remain in effect however, for all covered retired stockholders/officers and a current nonstockholder/officer.

       Sale of Company

       On April 5, 1999, an unrelated publicly traded company acquired substantially all Company assets and operations and assumed certain liabilities.

                                  PHYNQUE, INC.
                d/b/a/ MANAGEMENT COMPENSATION GROUP /HEALTHCARE
                                 BALANCE SHEETS
                                   (Unaudited)


                                                                                               March 31,
                                                                                         1999             1998
                                                                                       --------         --------
                                                                                             (in thousands)

                                              Assets

Current assets
  Cash and cash equivalents                                                            $    184         $      6
  Investments in securities
  Receivables:
     Commissions                                                                          2,118            2,803
     Bonuses                                                                              1,452            1,203
     Accounts                                                                             1,215            1,124
     Employee stockholders/officers                                                       1,504            1,594
     Allowance for uncollectibles
                                                                                       --------         --------
            Total accounts receivable                                                     6,289            6,724
                                                                                       --------         --------
  Prepayments and advances                                                                   54               42
                                                                                       --------         --------
            Total current assets                                                          6,527            6,772
Equipment & leasehold improvements - net                                                  2,006            1,843
Artwork                                                                                   1,467            1,455
Officers' split dollar insurance receivable                                                 140              118
Other                                                                                        23              153
                                                                                       --------         --------
            Total assets                                                               $ 10,163         $ 10,341
                                                                                                        ========

                                 Liabilities and Stockholders' Equity
Current liabilities
  Line of credit                                                                       $   --           $    400
  Current portion of long term debt                                                         840              840
  Accounts payable                                                                          279              254
  Accrued expenses                                                                          757              597
  Commissions and bonuses                                                                 1,918              433
  Current maturities of deferred
    compensation                                                                          1,713            1,453
                                                                                       --------         --------
            Total current liabilities                                                     5,507            3,977
                                                                                       --------         --------
Long term debt                                                                            2,601            3,347
Deferred compensation                                                                     2,222            2,482

Stockholders' equity (deficit)
  Common stock
  Authorized - 25,000 shares; $1.00 par value
  Issued and outstanding - 1,146 in 1998 and
    1,173 in 1997                                                                             1                1
  Paid in capital                                                                            55               58
  Retained earnings (deficit)                                                              (223)             476
                                                                                       --------         --------
            Total stockholders' equity (deficit)                                           (167)             535
                                                                                       --------         --------
            Total liabilities and stockholders'
            equity                                                                     $ 10,163         $ 10,341
                                                                                       ========         ========

                                  PHYNQUE, INC.
                d/b/a/ MANAGEMENT COMPENSATION GROUP /HEALTHCARE
                              STATEMENTS OF INCOME
                                   (Unaudited)


                                                        Three months March 31
                                                       1999              1998
                                                     --------         --------
                                                           (in thousands)

Revenues
  Commissions                                        $  4,656         $  5,264
  Consulting fees                                       1,102            1,406
                                                     --------         --------
                                                        5,758            6,670
                                                     --------         --------
Operating expenses
  Salaries and bonuses                                  2,392            2,522
  Marketing bonuses and commissions                     1,594            1,021
  General and administrative                            3,028            2,303
  Interest expense (income)                              (190)             (16)
                                                     --------         --------
                                                        6,824            5,830
                                                     --------         --------

Income before income taxes                             (1,066)             840
Income taxes                                             --               --
                                                     --------         --------
            Net income                               $ (1,066)        $    840
                                                     ========         ========

                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

        The following table sets forth unaudited pro forma financial inforation of the Company for the periods ended and as of the dates indicated. The unaudited pro forma financial information of the Company set forth below was derived from the audited and unaudited financial statements of Clark/Bardes Holdings, Inc. and Phynque, Inc.

        The unaudited pro forma balance sheets and income statements have been prepared to give effect to the acquisition of Phynque, Inc. as if such transaction had occurred as of the beginning of each period presented. the unaudited pro forma financial information of the Company set forth below is based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma financial information of the Company set forth below does not purport to represent either what the Company's financial position or results of operations actually would have been if the transactions had actually occurred as of such dates or what such results will be for any future periods.

                        UNAUDITED PRO FORMA BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                          (In Thousands Except Shares)

                                                                   ASSETS
                                                            THE             PHYNQUE, INC.
                                                          COMPANY             ASSETS &                                 THE COMPANY
                                                        (HISTORICAL          LIABILITIES        ADJUSTMENTS             PRO FORMA
                                                         12/31/98)            ACQUIRED            DR/(CR)              AS ADJUSTED
                                                        -----------        -------------        -----------            -----------
Current assets
  Cash and cash equivalents                             $   12,102         $           9             19,000       (1)  $    10,153
                                                                                                    (15,777)      (2)
                                                                                                       (310)      (4)
                                                                                                     (3,583)      (5)
                                                                                                     (1,288)      (6)
  Investments                                                                        175                                       175
  Account and notes receivable:
    Trade                                                     7,145                3,297                                    10,442
    Employee stockholders/ officers                                                1,505             (1,120)      (3)          385
    Affiliates                                                  872                                                            872
    Notes                                                       393                                                            393
    Interest                                                     60                                                             60
       Allowance for uncollectibles                            (394)                 (97)                                     (491)
                                                        -----------        -------------                               -----------
       Total accounts and notes receivable                    8,076                4,705                                    11,661
  Deposits and advances                                          59                   54                                       113
                                                        -----------        -------------                               -----------
       Total current assets                                  20,237                4,943                                    22,102
Equipment and leasehold improvements - net                    1,178                2,006                                     3,184
Artwork                                                                            1,467               (850)      (3)          617
Intangible assets - net                                      45,209                 (753)            29,763       (2)       72,623
                                                                                                        310       (4)
                                                                                                     (1,906)      (8)

Deferred commissions - net                                       --
Deferred tax asset                                              607                                      836      (9)        1,443
Other assets                                                    262                  163                                       425
                                                        -----------        -------------                               -----------
       Total assets                                     $    67,493        $       7,826                               $   100,394
                                                        ===========        =============                               ===========

  LIABILITIES and STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                      $     2,925        $         239                               $     3,164
  Bank overdraft                                                                      40                                        40
  Commissions and fees payable                                2,634                  824                                     3,458
  Income taxes                                                  528                                     528       (9)           --
  Accrued liabilities                                         2,331                1,633                 --                  3,964
  Accrued interest                                              320                  144                142       (5)          540
                                                                                                       (218)      (7)
  Accrued pension & profit sharing                                                   823                                       823
  Current portion of long term debt                           4,344                  840             (5,700)      (1)       10,157
                                                                                                       (212)      (2)
                                                                                                         99       (3)
                                                                                                        840       (5)
                                                        -----------        -------------                               -----------
       Total current liabilities                             13,082                4,543                                    22,146
Long term debt                                               24,713                2,601            (13,300)      (1)       44,654
                                                                                                     (8,512)      (2)
                                                                                                      1,871       (3)
                                                                                                      2,601       (5)
Deferred severance                                                                   682                                       682
Stockholders' equity                                                                                                            --
  Preferred stock
       Authorized - 1,000,000 shares; $.01 par value
       None issued
  Common stock                                                                                                                  --
       Authorized - 20,000,000 shares; $.01 par value,                                                                          --
       Issued and outstanding - 8,202,534                        82                                      (3)      (2)           85
  Paid in capital                                            26,274                                  (5,259)      (2)       31,533
  Retained earnings                                           3,342                                   3,412   (6,7&8)        1,294
                                                                                                     (1,364)      (9)
                                                        -----------                                                    -----------
       Total stockholders' equity (deficit)                  29,698                                                         32,912
                                                        -----------        -------------                               -----------
       Total liabilities and stockholders' equity       $    67,493        $       7,826                               $   100,394
                                                        ===========        =============                               ===========

                      UNAUDITED PRO FORMA INCOME STATEMENT
                             AS OF DECEMBER 31, 1998
                          (In Thousands Except Shares)

                                                            THE              PHYNQUE,
                                                          COMPANY              INC.                                    THE COMPANY
                                                        (HISTORICAL         (HISTORICAL         ADJUSTMENTS             PRO FORMA
                                                         12/31/98)            9/30/98)            DR/(CR)              AS ADJUSTED
                                                        -----------        -------------        -----------            -----------
Revenues:
     Commissions and service fees                       $    72,264        $      21,297                               $    93,561
     Consulting fees                                             --                4,703                                     4,703
     Other                                                    2,502                   --                                     2,502
                                                        -----------        -------------                               -----------
       Total revenues                                        74,766               26,000                                   100,766
Commission and fee expense                                   46,111                3,731                                    49,842
                                                        -----------        -------------                               -----------
       Net revenue                                           28,655               22,269                                    50,924
                                                        -----------        -------------                               -----------
Expenses
     General and administrative                              19,616               19,808                                    39,424
     Amortization of intangibles                              1,232                   --              1,906       (8)        3,138
     Put warrants                                             4,800                   --                                     4,800
                                                        -----------        -------------                               -----------
       Total expenses                                        25,648               19,808                                    47,362
                                                        -----------        -------------                               -----------
Operating income                                              3,007                2,461                                     3,562
Other income (expense)                                                                                                          --
     Interest income                                            565                   --                                       565
     Interest expense                                        (3,166)                (645)             1,288       (6)       (5,317)
                                                        -----------        -------------                               -----------
                                                                                                        218       (7)
       Total                                                 (2,601)                (645)                                   (4,752)
                                                        -----------        -------------                               -----------
Income before income taxes                                      406                1,816                                    (1,190)
Income taxes                                                    817                   --             (1,364)      (9)          179
                                                                                                        726      (10)
                                                        -----------        -------------                               -----------
Net income (loss)                                       $      (411)       $       1,816                               $    (1,369)
                                                        ===========        =============                               ===========

Net income (loss) per share:
       Basic                                            $     (0.08)                                                   $     (0.12)
                                                        ===========                                                    ===========
       Diluted                                          $     (0.08)                                                   $     (0.12)
                                                        ===========                                                    ===========

EXPLANATION OF PRO FORMA ADJUSTMENTS

#1    Proceeds from borrowings
                Revolving credit                                                                $    14,000
                Term loan                                                                             5,000
                                                                                                -----------
                                                                                                $    19,000
                                                                                                ===========
                current                                                                         $     5,700
                long-term                                                                       $    13,300

#2    Payment to the sellers
                Cash direct                                                                     $    15,277
                Cash placed in escrow                                                                   500
                Note - 8 years @ 10%                                                                  8,724
                CBH common stock - 326,363 shares @ $16.125
                           par @ $.01                                                                     3
                           paid in capital                                                            5,259
                                                                                                -----------
                                                                                                $    29,763
                                                                                                ===========

#3    Seller cash adjustments
                repayment of advances                                                           $     1,120
                purchase of art                                                                         850
                                                                                                -----------
                           total applied to revolving credit                                    $     1,970
                                                                                                ===========

#4    Transaction costs                                                                         $       310
                                                                                                ===========

#5    Repayment of acquired long term debt
                current                                                                         $       840
                long term                                                                             2,601
                accrued interest                                                                        142
                                                                                                -----------
                                                                                                $     3,583
                                                                                                ===========

#6    Interest on borrowed funds
                $17,030 for 90 days @ 7%                                                        $       298
                $17,030 for 270 days @ 7.75%                                                            990
                                                                                                -----------
                                                                                                $     1,288
                                                                                                ===========

#7    Interest on sellers' note (first payment)
                per amortization schedule                                                       $       218
                                                                                                ===========

#8    Amortization of intangibles
                non-compete          $500,000 for 5 years                                       $       100
                inforce revenue                                                                       1,024
                goodwill = $19,549 for 25 years                                                         782
                                                                                                -----------
                                                                                                $     1,906
                                                                                                ===========

#9    Tax benefit of pro forma income statement adjustments
                interest on borrowed funds                                                      $     1,288
                interest on sellers' note                                                               218
                amortization ( tax approximates book)                                                 1,906
                                                                                                -----------
                                                                                                $     3,412
                                                                                                ===========
                tax benefit @ 40%                                                                     1,364
                book liability                                                                          528
                                                                                                -----------
                deferred tax asset                                                              $       836
                                                                                                ===========
#10   Taxes attributable to Phynque, Inc. (an S corporation) income income statement only




                                                                                basic              diluted
                                                                                -----              -------
#11   Net income (loss) per share
      denominator at December 31, 1998                                         5,006,009          5,006,009
      shares issued                                                              326,363            326,363
      pro forma shares outstanding                                             5,332,372          5,332,372

      net income (loss)                                                    $      (1,369)        $   (1,369)
      per share                                                            $       (0.26)        $    (0.26)

                        UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1999
                          (In Thousands Except Shares)

                        ASSETS
                                                           THE             PHYNQUE, INC.
                                                         COMPANY              ASSETS &                                 THE COMPANY
                                                        (HISTORICAL          LIABILITIES        ADJUSTMENTS             PRO FORMA
                                                          3/31/99)            ACQUIRED            DR/(CR)              AS ADJUSTED
                                                        -----------        -------------        -----------            -----------
Current assets
  Cash and cash equivalents                             $     3,760        $           9             19,000       (1)  $     2,801
                                                                                                    (15,777)      (2)
                                                                                                       (310)      (4)
                                                                                                     (3,583)      (5)
                                                                                                       (298)      (6)
  Investments                                                                        175                                       175
  Account and notes receivable:
    Trade                                                     6,507                3,297                                     9,804
    Employee stockholders/ officers                                                1,505             (1,120)      (3)          385
    Affiliates                                                                                                                  --
    Notes                                                       384                                                            384
    Interest                                                     61                                                             61
       Allowance for uncollectibles                            (394)                 (97)                                     (491)
                                                        -----------        -------------                               -----------
       Total accounts and notes receivable                    6,558                4,705                                    10,143
  Deposits and advances                                          82                   54                                       136
                                                        -----------        -------------                               -----------
       Total current assets                                  10,400                4,943                                    13,255
Equipment and leasehold improvements - net                    1,137                2,006                                     3,143
Artwork                                                                            1,467               (850)      (3)          617
Intangible assets - net                                      44,813                 (753)            29,763       (2)       73,656
                                                                                                        310       (4)
                                                                                                       (477)      (8)

Deferred commissions - net                                    7,287                                                          7,287
Deferred tax asset                                              451                                                            451
Other assets                                                    642                  163                                       805
                                                        -----------        -------------                               -----------
       Total assets                                     $    64,730        $       7,826                               $    99,214
                                                        ===========        =============                               ===========

  LIABILITIES and STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                      $     1,989        $         239                               $     2,228
  Bank overdraft                                                 --                   40                                        40
  Commissions and fees payable                                3,487                  824                                     4,311
  Income taxes                                                1,075                   --                332       (9)          743
                                                                                                        426      (10)
  Accrued liabilities                                         1,202                1,633                 --                  2,835
  Accrued interest                                                5                  144                142       (5)           62
                                                                                                        (55)      (7)
  Accrued pension & profit sharing                                                   823                                       823
  Current portion of long term debt                           6,000                  840             (5,700)      (1)       11,813
                                                                                                       (212)      (2)
                                                                                                         99       (3)
                                                                                                        840       (5)
                                                        -----------        -------------                               -----------
       Total current liabilities                             13,758                4,543                                    22,855
Long term debt                                               19,759                2,601            (13,300)      (1)       39,700
                                                                                                     (8,512)      (2)
                                                                                                      1,871       (3)
                                                                                                      2,601       (5)
Deferred severance                                                                   682                                       682
Stockholders' equity                                                                                                            --
  Preferred stock
       Authorized - 1,000,000 shares; $.01 par value
       None issued
  Common stock                                                                                                                  --
       Authorized - 20,000,000 shares; $.01 par value,                                                                          --
       Issued and outstanding - 8,202,534                        82                                      (3)      (2)           85
  Paid in capital                                            26,321                                  (5,259)      (2)       31,580
  Retained earnings                                           4,810                                     830   (6,7&8)        4,312
                                                                                                       (332)      (9)
                                                        -----------                                                    -----------
       Total stockholders' equity (deficit)                  31,213                                                         35,977
                                                        -----------        -------------                               -----------
       Total liabilities and stockholders' equity       $    64,730        $       7,826                               $    99,214
                                                        ===========        =============                               ===========

                       UNAUDITED PROFORMA INCOME STATEMENT
                              AS OF MARCH 31, 1999
                          (In Thousands Except Shares)

                                                             THE             PHYNQUE,
                                                           COMPANY             INC.                                    THE COMPANY
                                                         (HISTORICAL        (HISTORICAL         ADJUSTMENTS             PRO FORMA
                                                           3/31/99)           3/31/99)            DR/(CR)              AS ADJUSTED
                                                        -----------        -------------        -----------            -----------
Revenues:
    Commissions and service fees                        $    23,634        $       4,656                               $    28,290
    Consulting fees                                              --                1,102                                     1,102
    Other                                                       423                   --                                       423
                                                        -----------        -------------                               -----------
       Total revenues                                        24,057                5,758                                    29,815
Commission and fee expense                                   14,183                1,594                                    15,777
                                                        -----------        -------------                               -----------
       Net revenue                                            9,874                4,164                                    14,038
                                                        -----------        -------------                               -----------
Expenses
    General and administrative                                6,255                5,413                                    11,668
    Amortization of intangibles                                 620                   --                477       (8)        1,097
                                                        -----------        -------------                               -----------
       Total expenses                                         6,875                5,413                                    12,765
                                                        -----------        -------------                               -----------
Operating income                                              2,999               (1,249)                                    1,273
Other income (expense)                                           --                   --                                        --
    Interest income                                              68                  206                                       274
    Interest expense                                           (564)                 (26)               298       (6)         (943)
                                                                                                         55       (7)
                                                        -----------        -------------                               -----------
       Total                                                   (496)                 180                                      (669)
                                                        -----------        -------------                               -----------
Income before income taxes                                    2,503               (1,069)                                      604
Income taxes                                                  1,035                   --               (332)      (9)          277
                                                                                                       (426)     (10)
                                                        -----------        -------------                               -----------
Net income (loss)                                       $     1,468        $      (1,069)                              $       327
                                                        ===========        =============                               ===========

Net income (loss) per share:
       Basic                                            $      0.18                                                    $      0.04
                                                        ===========                                                    ===========
       Diluted                                          $      0.17                                                    $      0.04
                                                        ===========                                                    ===========

EXPLANATION OF PROFORMA ADJUSTMENTS

#1    Proceeds from borrowings
                Revolving credit                                                                $    14,000
                (repay quarterly over 5 years after December 31, 1999)
                Term loan                                                                             5,000
                (repay quarterly @ $1,250)
                                                                                                -----------
                                                                                                $    19,000
                                                                                                ===========
                current                                                                         $     5,700
                long-term                                                                       $    13,300

#2    Payment to the sellers
                Cash direct                                                                     $    15,277
                Cash placed in escrow                                                                   500
                Note - 8 years @ 10%
                           current                                                                      212
                           long-term                                                                  8,512
                CBH common stock - 326,363 shares @ $16.125
                           par @ $.01                                                                     3
                           paid in capital                                                            5,259
                                                                                                -----------
                                                                                                $    29,763
                                                                                                ===========

#3    Seller cash adjustments
                repayment of advances                                                           $     1,120
                purchase of art                                                                         850
                                                                                                -----------
                           total applied to revolving credit                                    $     1,970
                                                                                                ===========

#4    Transaction costs                                                                         $       310
                                                                                                ===========

#5    Repayment of acquired long term debt
                current                                                                         $       840
                long term                                                                             2,601
                accrued interest                                                                        142
                                                                                                -----------
                                                                                                $     3,583
                                                                                                ===========

#6    Interest on borrowed funds
                $17,030 for 90 days @ 7%                                                        $       298
                                                                                                ===========

#7    Interest on sellers' note (first payment)
                per amortization schedule                                                       $        55
                                                                                                ===========

#8    Amortization of intangibles
                non-compete          $500,000 for 5 years                                       $        25
                inforce revenue                                                                         256
                goodwill = $19,549 for 25 years                                                         196
                                                                                                -----------
                                                                                                $       477
                                                                                                ===========

#9    Tax benefit of pro forma income statement adjustments
                interest on borrowed funds                                                      $       298
                interest on sellers' note                                                                55
                amortization ( tax approximates book)                                                   477
                                                                                                -----------
                                                                                                $       830
                                                                                                ===========
                tax benefit @ 40%                                                               $       332
                                                                                                ===========

#10   Tax benefit of Phynque, Inc. (an S corporation) loss
      income statement only = 40% of $1,066                                                      $     (426)
                                                                                                ===========


#11   Net income (loss) per share
                                                                                basic              diluted
                                                                                -----              -------
      denominator at March 31, 1999                                            8,202,535          8,422,529
      shares issued  (WASO)                                                       81,591             81,591
      pro forma shares outstanding                                             8,284,126          8,504,120

      net income (loss)                                                    $         330        $       330
      per share                                                            $        0.04        $      0.04

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CLARK/BARDES HOLDINGS, INC.


                                   By: /s/ MELVIN G. TODD
                                       -----------------------------------------
                                       Melvin G. Todd
                                       President and Chief Executive Officer

Date:  June 17, 1999

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                        DESCRIPTION
-------                                       -----------

23.1                                Consent of Independent Auditors.